                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):      October 30, 2002





                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)




 STATE OF DELAWARE                     1-4018                     53-0257888
(State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                   File Number)          Identification No.)





    280 Park Avenue, New York, NY                              10017
(Address of principal executive offices)                     (Zip Code)





Registrant's telephone number, including area code:            (212) 922-1640

Item 9.  Regulation FD Disclosure

Dover Corporation ("Dover") issued a press release on October 30, 2002 informing shareholders of a mini-tender offer made by TRC Capital Corporation for up to 5 million shares of common stock of Dover or approximately 2.5% of Dover's outstanding common shares. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         The following Exhibit is furnished as part of Item 9 of the Current Report on Form 8-K:

         99.1     Press Release of October 30, 2002.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DOVER CORPORATION
                                           (Registrant)


Date: October 30, 2002                   By: /s/ Robert Kuhbach
                                             --------------------------------
                                                  Robert G. Kuhbach, Vice
                                                  President, General Counsel &
                                                  Secretary

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release of October 30, 2002.